Thrivent Series Fund, Inc.

Supplement to the Prospectus

dated April 30, 2016

with respect to

Thrivent Partner Worldwide Allocation Portfolio

Dennis Suvorov is no longer a portfolio manager for Thrivent Partner Worldwide Allocation Portfolio. As a result, all references to Mr. Suvorov are hereby removed from the prospectus of the Thrivent Series Fund, Inc.

The date of this Supplement is June 28, 2016.

Please include this Supplement with your Prospectus.

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